Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-B

KEY PERFORMANCE FACTORS
February 28, 2001



Expected B Maturity 3/16/09


Blended Coupon 5.9788%


Excess Protection Level
3 Month Average   4.95%
February, 2001   7.39%
January, 2001   6.96%
December, 2000   0.50%


Cash Yield19.48%


Investor Charge Offs 4.62%


Base Rate 7.47%


Over 30 Day Delinquency 5.13%


Seller's Interest 8.26%


Total Payment Rate13.44%


Total Principal Balance$57,174,868,500.05


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,724,177,938.56